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                                                                   EXHIBIT 10.20

              EXTENSION AGREEMENT TO CONTINUE EMPLOYMENT AGREEMENT
                  BETWEEN JOHN O. McCOY, JR. ("EXECUTIVE") AND
           POGO PRODUCING COMPANY, A DELAWARE CORPORATION ("COMPANY"),
                        DATED EFFECTIVE FEBRUARY 1, 2000


                  WHEREAS, Executive and Company are parties to an "Employment Agreement" bearing an original "Effective Date" of February 1, 1996; and

                  WHEREAS, February 1, 2000, (even date herewith) is hereby deemed to be the "Renewal Date" in that Employment Agreement; and

                  WHEREAS, Executive and Company each wish to extend said Employment Agreement for an additional one-year period so as to terminate (unless further extended) two years thereafter, (to-wit January 31, 2002); and

                  WHEREAS, Company desires to retain the services of Executive for the benefit of Company and its shareholders, and desires to induce Executive to remain in its employ for that extended time period; and

                  WHEREAS, Executive has agreed to continue to serve as an employee of Company for the period specified herein from and after the date of this Extension Agreement; and

                  WHEREAS, Company and Executive desire to enter into this Extension Agreement in order to formally secure for Company the benefit of the experience and abilities of Executive, and to set forth the agreements and understandings of Company and Executive; and

                  WHEREAS, Company has advised Executive that execution and performance of this Extension Agreement by Company has been duly authorized and approved by all requisite corporate action on the part of the Company.


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                  NOW, THEREFORE, in consideration of the foregoing and the
mutual promises and agreements herein contained, and in consideration of the sum of $10 paid by Company to Executive, receipt whereof is hereby acknowledged by Executive, Executive and Company do hereby agree as follows:

                  1. The Employment Agreement between Executive and Company bearing an "Effective Date" of February 1, 1996 and a "Renewal Date" which is deemed herein to be February 1, 2000, is hereby extended for an additional one-year period commencing February 1, 2001 and ending January 31, 2002, unless such employment period is hereafter further extended for an additional period by both Executive and Company.

                  2. All provisions of the Employment Agreement between Executive and Company dated as of February 1, 1996, and as it is herein amended, are continued in full force and effect without change as if the Employment Agreement had been initially effective as of February 1, 2000.

                                        POGO PRODUCING COMPANY



                                        By: /s/ PAUL G. VAN WAGENEN
                                            -----------------------------------
                                            Chairman, President and Chief
                                              Executive Officer



ATTEST:

/s/ JOE ANN KINGDON
------------------------------------
Assistant Corporate Secretary

                                        EMPLOYEE:


                                        /s/ JOHN O. McCOY, JR.
                                        ---------------------------------------
                                        John O. McCoy, Jr.